UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2009

_________________

IRWIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 5, 2009, Irwin Financial Corporation issued a press release announcing its results for the second quarter ended June 30, 2009 ("Irwin Financial Corporation Announces Second Quarter 2009 Results"), which was attached as Exhibit 99.1 to its Current Report on Form 8-K of the same date. The table on page 3 of that press release contained typographical errors. The corrected figures are shown below and in the revised press release attached as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A.

	2Q 2009				1Q 2009
	30+ DPD	ALLL to Loans	ALLL to NPLs	LLP to C/Os	30+ DPD	ALLL to Loans	ALLL to NPLs	LLP to C/Os

Commercial Banking	3.57%	4.15%	47%	95%	4.46%	3.57%	51%	159%
Commercial Finance	1.45%	2.27%	48%	390%	1.40%	1.79%	68%	208%
Home Equity	13.74%	22.04%	338%	79%	10.08%	21.53%	261%	108%
Total	3.92%	5.44%	68%	98%	4.48%	4.65%	75%	140%

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2009, Irwin Financial Corporation issued a press release announcing its Second Quarter 2009 Results. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     d.) Exhibits

Exhibit No.	Description
99.1	Revised Press Release of Irwin Financial Corporation dated August 5, 2009 - Second Quarter 2009 Results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: August 5, 2009	By: /s/ Jody A. Littrell __________________________________________
JODY A. LITTRELL First Vice President and Controller

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Revised Press Release of Irwin Financial Corporation dated August 5, 2009 - Second Quarter 2009 Results.